EXHIBIT 99.1

Novell(R)                                                                   News

     FOR IMMEDIATE RELEASE
     August 21, 2003


                Novell Reports Third Fiscal Quarter 2003 Results

     PROVO, Utah -- August 21, 2003 -- Novell, Inc. (NASDAQ:NOVL) today announced financial results for its third fiscal quarter ended July 31, 2003. For the quarter, Novell reported revenue of $283 million, compared to revenue of $282 million for the third fiscal quarter 2002, and $276 million for the second fiscal quarter 2003. Net loss in the third fiscal quarter 2003 was $12 million, or $0.03 per share. This compared to net income of $10 million, or $0.03 per share, for the third fiscal quarter 2002.

     For the first nine months of fiscal 2003, Novell reported revenue of $819 million and a net loss of $53 million, or $0.14 per share. For the first nine months of fiscal 2002, the company reported revenue of $834 million and a net loss of $155 million, or $0.43 per share.

     On a non-GAAP basis, adjusted net income for the third fiscal quarter 2003 was $7 million, or $0.02 per share, which excludes a $26 million restructuring charge, a
$24 million charge for impaired intangible assets, $8 million in charges for impaired investments, a gain on the sale of real estate of approximately $25 million, and the related tax effects of these items. This compares to non-GAAP adjusted net income for the third quarter last year of $13 million, or $0.04 per share, which excludes a $3 million charge for purchased in-process research and development. Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

     During the quarter, Novell made decisions to lower its annual operating expense by approximately $100 million, primarily through a workforce reduction of 10 percent, or approximately 600 positions. The majority of the reductions were made by quarter end, lowering total employment worldwide to approximately 5,700. Novell expects this workforce reduction to account for approximately $75 million of the anticipated savings in operating expense, with the full benefit from the reduction being gained in the first fiscal quarter 2004. An additional $25 million in annualized savings is expected from lower levels of non-salary related operating expense.

     "We are encouraged by our third quarter results," said Jack Messman, Novell chairman, president and chief executive officer. "We took significant steps to improve Novell's business performance through cost-cutting measures intended to enhance our profitability beginning in our current fourth quarter. Novell also continued to gain major new contracts based on the importance customers place on secure identity management and application integration solutions. The combination of these new solutions, our continued investment in NetWare(R) development, expanding support for open standards and Linux, and the growing importance of secure Web services, strengthens Novell overall.

     "In the third quarter, Novell also made important announcements regarding our Linux initiatives and the significant growth opportunities we see from this market," Messman continued. "Novell is not diminishing support for its NetWare product line. We are adding Linux. Novell plans to deliver a full range of solutions to help customers maximize the value of investments in Linux and open source. We are very pleased with positive customer and industry response which included decisions by Dell Computer, Hewlett-Packard and IBM to offer Novell's Linux solutions to their customers."

     In June, the company announced Novell(R) Nterprise(TM) Linux Services with file, print, messaging, directory and management services as an integrated package that runs on Linux. Beta testing began in late July. It is due to ship from Novell and its partners by calendar year-end.

     Novell added to its Linux initiative on August 4, days after the close of its third quarter, by acquiring Ximian, Inc., the leading provider of desktop and server solutions that enable enterprise Linux adoption. Ximian, a small private company with approximately 70 employees, becomes a product business unit within Novell. Novell and Ximian share an objective to drive Linux adoption among enterprise level decision makers for mission critical applications.

     Among the larger contracts for software and services in the quarter, Novell Nsure(TM) identity management and Nterprise(TM) solution customers included the State of South Carolina, Pemex, the EnCana Corporation, the State of Georgia and the Kuala Lumpur Stock Exchange.

     During the third fiscal quarter, identity management and secure Web services software had strong growth, up 34 percent year-over-year to total $26 million in the third quarter. Novell brings these solutions to market under the Nsure and exteNd brands. Cross-platform services software, marketed under the Nterprise brand, declined six percent year-over-year to $144 million. Total software license and maintenance revenue was down one percent year-over-year to $170 million.

     Revenue from worldwide services branded as NgageSM, including IT consulting and other customer services, declined three percent year-over-year to $76 million. Celerant management consulting revenue was up 16 percent year-over-year to $37 million.

     By geography, revenue in the third fiscal quarter from the United States was $129 million, down 10 percent from the same period in the prior year. The Europe, Middle East and Africa region contributed $113 million in revenue, up 11 percent year-over-year. Revenue from Asia Pacific, including Japan, was $23 million, up 15 percent year-over-year. Canada and Latin America contributed $17 million, up two percent year-over-year, as revenue growth in Canada was offset by declines in Latin America.

     On the balance sheet, cash and short-term investments were $739 million at the end of the third fiscal quarter, compared with $636 million at the October 2002 fiscal year end. Novell received approximately $124 million in cash during the quarter from a previously announced sale of real estate. Cash flow from operations during the quarter was a positive $5 million. For the trailing four quarters, cash flow from operations was a positive $35 million. Days sales outstanding in accounts receivable (DSO) was 70 days, up from 61 days in the prior quarter. Deferred revenue was $296 million, up 23 percent year-over-year. Both the increases in DSO and deferred revenue largely reflect the timing of renewal billings for prepaid software maintenance that will be recognized in future periods. Maintenance revenue is associated with Novell's large network site license business.

     A summary of Novell's vision, mission and strategy can be accessed on the Novell Web site at: www.novell.com/company/ir/qresults.

Conference call notification and Web access detail

     A live Webcast of a Novell conference call to discuss the quarter with financial analysts will be broadcast at 5 PM EDT August 21 from Novell's Investor Relations Web page: http://www.novell.com/company/ir/qresults/. Until September 4, an audio replay of the call will be available from the same page. A telephone replay of the conference call will be available after 7:30 PM EDT August 21, through September 4, at 888-446-2545. A copy of this press release is posted on Novell's Web site at: http://www.novell.com/company/ir/qresults/.


Legal notice regarding forward looking statements

     This press release includes statements that are not historical in nature and that may be characterized as "forward-looking statements," including those related to future financial and operating results, benefits and synergies of the company's brands and strategies, future opportunities and the growth of the market for the company's products. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell's ability to integrate acquired operations and employees, Novell's ability to deliver on its one Net vision of the Internet, Novell's ability to take a competitive position in the Web services industry, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand and the other factors described in Novell 's Annual Report on Form 10-K for the 2002 fiscal year. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

About Novell
     Novell, Inc. is a leading provider of information solutions that deliver secure identity management (Novell Nsure), Web application development (Novell exteNd) and cross-platform networking services (Novell Nterprise), all supported by strategic consulting and professional services (Novell Ngage). Novell's vision of one Net - a world without information boundaries - helps customers realize the value of their information securely and economically. For more information, call Novell's Customer Response Center at (888) 321-4CRC (4272) or visit http://www.novell.com. Press should visit http://www.novell.com/pressroom.

                                       ###

Novell and NetWare are registered trademarks; extend, Nsure and Nterprise are trademarks; and Ngage is a service mark of Novell, Inc. in the United States and other countries. * All third-party trademarks are the property of their respective owners.


                                                       Novell, Inc.
                                Consolidated Unaudited Condensed Statements of Operations
                                          (In thousands, except per share data)




                                                     Fiscal Quarter Ended                         Year-to-Date
                                              ------------------------------------     ------------------------------------
                                               Jul 31, 2003         Jul 31, 2002        Jul 31, 2003         Jul 31, 2002
                                              ---------------      ---------------     ---------------      ---------------
Net revenue
   New software licenses                            $ 69,255             $ 82,894           $ 194,758            $ 224,980
   Maintenance and services                          213,554              199,379             623,989              609,005
                                              ---------------      ---------------     ---------------      ---------------
Total net revenue                                    282,809              282,273             818,747              833,985
                                              ---------------      ---------------     ---------------      ---------------

Cost of revenue
   New software licenses                               5,886                8,098              17,070               21,711
   Maintenance and services                          101,591              101,724             296,742              318,508
                                              ---------------      ---------------     ---------------      ---------------
Total cost of revenue                                107,477              109,822             313,812              340,219
                                              ---------------      ---------------     ---------------      ---------------

Gross profit                                         175,332              172,451             504,935              493,766
                                              ---------------      ---------------     ---------------      ---------------

Operating expenses
    Sales and marketing                               92,470               87,487             292,512              255,108
    Product development                               48,178               44,130             139,454              129,528
    General and administrative                        28,379               29,566              86,663               90,946
    Restructuring                                     26,350                    -              35,025               19,100
    Purchased in process R&D                               -                3,000                   -                3,000
                                              ---------------      ---------------     ---------------      ---------------
Total operating expenses                             195,377              164,183             553,654              497,682
                                              ---------------      ---------------     ---------------      ---------------


Income (loss) from operations                        (20,045)               8,268             (48,719)              (3,916)

Other income (expense), net                           (3,717)               7,230             (22,381)                (698)
                                              ---------------      ---------------     ---------------      ---------------

Income (loss) before taxes                           (23,762)              15,498             (71,100)              (4,614)

Income tax expense (benefit)                         (11,362)               5,549             (18,200)               6,835
                                              ---------------      ---------------     ---------------      ---------------

Income (loss) before accounting change               (12,400)               9,949             (52,900)             (11,449)

Cumulative effect of accounting change                     -                    -                   -             (143,702)
                                              ---------------      ---------------     ---------------      ---------------

NET INCOME (LOSS)                                  $ (12,400)             $ 9,949           $ (52,900)          $ (155,151)
                                              ===============      ===============     ===============      ===============

Net income (loss) per share:
    Basic                                            $ (0.03)              $ 0.03             $ (0.14)             $ (0.43)
    Diluted                                          $ (0.03)              $ 0.03             $ (0.14)             $ (0.43)

Weighted average shares:
    Basic                                            371,484              364,211             369,435              363,131
    Diluted                                          371,484              364,247             369,435              363,131


Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                       Novell, Inc.
                                     Consolidated Unaudited Condensed Balance Sheets
                                                      (In thousands)




ASSETS                                                                      Jul 31, 2003                   Oct 31, 2002
                                                                         -------------------             ------------------

Current assets
    Cash and short-term investments                                               $ 738,777                      $ 635,858
    Receivables, net                                                                217,230                        214,827
    Prepaid expenses                                                                 27,596                         24,077
    Deferred income taxes                                                            19,677                         21,204
    Other current assets                                                             22,820                         23,572
                                                                                                         ------------------
                                                                         -------------------
Total current assets                                                              1,026,100                        919,538

Property, plant and equipment, net                                                  258,908                        369,189
Goodwill                                                                            178,297                        179,534
Intangible assets                                                                     4,360                         36,351
Long-term investments                                                                51,039                         73,452
Deferred income taxes                                                                96,245                         74,323
Other assets                                                                          7,792                         12,678
                                                                         -------------------             ------------------

Total assets                                                                     $1,622,741                     $1,665,065
                                                                         ===================             ==================

LIABILITIES & STOCKHOLDERS' EQUITY

Current liabilities
    Accounts payable                                                               $ 48,263                       $ 57,241
    Accrued compensation                                                             96,233                         87,778
    Other accrued liabilities                                                       121,678                        134,850
    Income taxes payable                                                             24,980                         36,294
    Deferred revenue                                                                295,786                        275,344
                                                                         -------------------             ------------------
Total current liabilities                                                           586,940                        591,507

Minority interests                                                                    8,016                          8,016

Stockholders' equity                                                              1,027,785                      1,065,542
                                                                         -------------------             ------------------

Total liabilities and stockholders' equity                                       $1,622,741                     $1,665,065
                                                                         ===================             ==================

                                                         Novell, Inc.
                                                  Statement of Cash Flows
                                                  (Amounts in thousands)


                                                              Fiscal Quarter Ended                   Year-to-Date
                                                            -----------------------------     ------------------------------
                                                            Jul 31, 2003     Jul 31, 2002     Jul 31, 2003     Jul 31, 2002
                                                            ------------     ------------     -------------    -------------

Cash flows from operating activities
    Net income                                                $ (12,400)         $ 9,949         $ (52,900)      $ (155,151)
Adjustments to reconcile net income to net cash
provided (used) by operating activities
    Gain on Sale of Fixed Assets                                (24,934)               -           (25,299)          (8,762)
    Depreciation and amortization                                14,190           15,680            49,174           49,175
    Loss on impaired goodwill and intangibles, net of tax        13,935                -            13,935          143,702
    Loss on impaired investments and fixed assets                 8,040                -            32,563           29,839
    Non-cash restructuring charges                               14,551                -            23,226           16,426
    In-Process R&D expense                                            -            3,000                 -            3,000
    Changes in assets and liabilities                            (7,885)           7,528           (38,689)         (59,627)
                                                            ------------     ------------     -------------    -------------

    Net cash (used)/provided by operating activities              5,497           36,157             2,010           18,602
                                                            ------------     ------------     -------------    -------------

Cash flows from financing activities
     Issuance of common stock, net                                  807             (315)            7,805            6,861
                                                            ------------     ------------     -------------    -------------

    Net cash provided/(used) by financing activities                807             (315)            7,805            6,861
                                                            ------------     ------------     -------------    -------------

Cash flows from investing activities
    Expenditures for property, plant and equipment               (8,828)          (5,515)          (30,605)         (18,676)
    Proceeds from the sale of property, plant and equipment     124,215                -           125,000           16,050
    Short-term investment activity                              (44,438)         153,604          (117,240)         141,484
    SilverStream acquisition                                          -         (102,561)                -         (102,561)
    Other                                                        (1,100)          (2,382)             (280)         (10,837)
                                                            ------------     ------------     -------------    -------------

    Net cash (used)/provided by investing activities             69,849           43,146           (23,125)          25,460
                                                            ------------     ------------     -------------    -------------

Increase (decrease) in cash and cash equivalents                 76,153           78,988           (13,310)          50,923

Cash and cash equivalents - beginning of period                 374,524          309,862           463,987          337,927
                                                            ------------     ------------     -------------    -------------

Cash and cash equivalents - end of period                       450,677          388,850           450,677          388,850

Short-term investments- end of period                           288,100          218,460           288,100          218,460
                                                            ------------     ------------     -------------    -------------

Cash and short-term investments - end of period               $ 738,777        $ 607,310         $ 738,777        $ 607,310
                                                            ============     ============     =============    =============

                                                   Novell, Inc.
                                       Non-GAAP Adjusted Earnings Information
                                       (In thousands, except per share data)

                                                           GAAP                              Non-GAAP
                                                       As Reported      Adjustments          Adjusted
                                                      ---------------  ---------------    ---------------

            Fiscal quarter ended July 31, 2003
            Net revenue                                    $ 282,809         $      -          $ 282,809
            Gross profit                                     175,332                -            175,332
            Income (loss) from operations                    (20,045)          26,850  (a)         6,805
            Income (loss) before taxes                       (23,762)          33,526  (b)         9,764
            Net income (loss)                                (12,400)          19,235  (c)         6,835
            Diluted net income (loss) per share            $   (0.03)        $   0.05  (c)     $    0.02


            Fiscal quarter ended April 30, 2003
            Net revenue                                    $ 275,967         $      -          $ 275,967
            Gross profit                                     167,196                -            167,196
            Income (loss) from operations                    (22,509)          10,792  (d)       (11,717)
            Income (loss) before taxes                       (34,984)          25,265  (e)        (9,719)
            Net income (loss)                                (28,612)          21,809  (f)        (6,803)
            Diluted net income (loss) per share            $   (0.08)        $   0.06  (f)     $   (0.02)


            Fiscal quarter ended July 31, 2002

            Net revenue                                    $ 282,273         $      -          $ 282,273
            Gross profit                                     172,451                -            172,451
            Income (loss) from operations                      8,268            3,000  (g)        11,268
            Income (loss) before taxes                        15,498            3,000  (g)        18,498
            Net income (loss)                                  9,949            3,000  (g)        12,949
            Diluted net income (loss) per share            $    0.03         $   0.01  (g)     $    0.04



Footnotes related to adjustments:

(a)  Reflects restructuring reserves of $26.4 million and an adjustment to prior merger reserves of $0.5 million.

(b)  Reflects impairment loss on intangible assets of $23.6 million, gain on sale of facilities in San Jose, CA of $24.9 million, and investment write downs of $8.0 million, in addition to the items in footnote (a).

(c)  Reflects the items in footnotes (a) and (b), and the necessary related tax adjustments.

(d)  Reflects adjustments to prior restructuring reserves of $8.7 million and merger reserves of $2.1 million.

(e)  Reflects investment write downs of $13.7 million and a loss from the acquisition of minority interest shares of $0.8 million, in addition to the items in footnote (a).

(f)  Reflects the items in footnotes (d) and (e), and the necessary related tax adjustments.

(g)  Reflects a charge for in-process R&D related to the SilverStream acquisition.

                                                       Novell, Inc.
                             Consolidated Unaudited Condensed Statements of Operations
                                        (In thousands, except per share data)



                                                                                                           $          %
                                                 Q3 2003       %           Q3 2002        %            Change       Change
                                               ------------  -------     ------------  ---------     -----------   ---------
Net revenue
   New software licenses                          $ 69,255     24.5         $ 82,894       29.4       $ (13,639)      (16.5)
   Maintenance and services                        213,554     75.5          199,379       70.6          14,175         7.1
                                               ------------  -------     ------------  ---------     -----------   ---------
Total net revenue                                  282,809    100.0          282,273      100.0             536         0.2
                                               ------------  -------     ------------  ---------     -----------   ---------

Cost of revenue
   New software licenses                             5,886      2.1            8,098        2.9          (2,212)      (27.3)
   Maintenance and services                        101,591     35.9          101,724       36.0            (133)       (0.1)
                                               ------------  -------     ------------  ---------     -----------   ---------
Total cost of revenue                              107,477     38.0          109,822       38.9          (2,345)       (2.1)
                                               ------------  -------     ------------  ---------     -----------   ---------

Gross profit                                       175,332     62.0          172,451       61.1           2,881         1.7
                                               ------------  -------     ------------  ---------     -----------   ---------

Operating expenses
    Sales and marketing                             92,470     32.7           87,487       31.0           4,983         5.7
    Product development                             48,178     17.0           44,130       15.6           4,048         9.2
    General and administrative                      28,379     10.0           29,566       10.5          (1,187)       (4.0)
    Restructuring                                   26,350      9.3                -          -          26,350           -
    Purchased in process R&D                             -        -            3,000        1.1          (3,000)     (100.0)
                                               ------------  -------     ------------  ---------     -----------   ---------
Total operating expenses                           195,377     69.1          164,183       58.2          31,194        19.0
                                               ------------  -------     ------------  ---------     -----------   ---------


Income (loss) from operations                      (20,045)    (7.1)           8,268        2.9         (28,313)     (342.4)

Other income (expense), net                         (3,717)    (1.3)           7,230        2.6         (10,947)     (151.4)
                                               ------------  -------     ------------  ---------     -----------   ---------

Income (loss) before taxes                         (23,762)    (8.4)          15,498        5.5         (39,260)     (253.3)

Income tax expense (benefit)                       (11,362)    (4.0)           5,549        2.0         (16,911)     (304.8)
                                               ------------  -------     ------------  ---------     -----------   ---------

NET INCOME (LOSS)                                $ (12,400)    (4.4)         $ 9,949        3.5       $ (22,349)     (224.6)
                                               ============  =======     ============  =========     ===========   =========

Net income (loss) per share:

    Basic                                          $ (0.03)                   $ 0.03                    $ (0.06)     (222.2)
    Diluted                                        $ (0.03)                   $ 0.03                    $ (0.06)     (222.2)

Weighted average shares:
    Basic                                          371,484                   364,211
    Diluted                                        371,484                   364,247



Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                       Novell, Inc.
                               Consolidated Unaudited Condensed Statements of Operations
                                         (In thousands, except per share data)



                                                                                                           $          %
                                                 Q3 2003       %           Q2 2003        %            Change       Change
                                               ------------  -------     ------------  ---------     -----------   ---------
Net revenue
   New software licenses                          $ 69,255     24.5         $ 64,465       23.4         $ 4,790         7.4
   Maintenance and services                        213,554     75.5          211,502       76.6           2,052         1.0
                                               ------------  -------     ------------  ---------     -----------   ---------
Total net revenue                                  282,809    100.0          275,967      100.0           6,842         2.5
                                               ------------  -------     ------------  ---------     -----------   ---------

Cost of revenue
   New software licenses                             5,886      2.1            5,962        2.2             (76)       (1.3)
   Maintenance and services                        101,591     35.9          102,809       37.3          (1,218)       (1.2)
                                               ------------  -------     ------------  ---------     -----------   ---------
Total cost of revenue                              107,477     38.0          108,771       39.4          (1,294)       (1.2)
                                               ------------  -------     ------------  ---------     -----------   ---------

Gross profit                                       175,332     62.0          167,196       60.6           8,136         4.9
                                               ------------  -------     ------------  ---------     -----------   ---------

Operating expenses
    Sales and marketing                             92,470     32.7          101,737       36.9          (9,267)       (9.1)
    Product development                             48,178     17.0           48,354       17.5            (176)       (0.4)
    General and administrative                      28,379     10.0           30,939       11.2          (2,560)       (8.3)
    Restructuring                                   26,350      9.3            8,675        3.1          17,675       203.7
                                               ------------  -------     ------------  ---------     -----------   ---------
Total operating expenses                           195,377     69.1          189,705       68.7           5,672         3.0
                                               ------------  -------     ------------  ---------     -----------   ---------


Income (loss) from operations                      (20,045)    (7.1)         (22,509)      (8.2)          2,464        10.9

Other income (expense), net                         (3,717)    (1.3)         (12,475)      (4.5)          8,758        70.2
                                               ------------  -------     ------------  ---------     -----------   ---------

Income (loss) before taxes                         (23,762)    (8.4)         (34,984)     (12.7)         11,222        32.1

Income tax expense (benefit)                       (11,362)    (4.0)          (6,372)      (2.3)         (4,990)      (78.3)
                                               ------------  -------     ------------  ---------     -----------   ---------

NET INCOME (LOSS)                                $ (12,400)    (4.4)       $ (28,612)     (10.4)       $ 16,212        56.7
                                               ============  =======     ============  =========     ===========   =========

Net income (loss) per share:
    Basic                                          $ (0.03)                  $ (0.08)                    $ 0.04        57.0
    Diluted                                        $ (0.03)                  $ (0.08)                    $ 0.04        57.0

Weighted average shares:
    Basic                                          371,484                   368,746
    Diluted                                        371,484                   368,746



Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                      Novell, Inc.
                                   Consolidated Unaudited Condensed Statements of Operations
                                           (In thousands, except per share data)



                                              Year-to-date               Year-to-date                      $          %
                                                  2003         %            2002           %           Change       Change
                                              -------------  -------     ------------   --------     ------------  ---------
  Net revenue
   New software licenses                         $ 194,758     23.8        $ 224,980       27.0        $ (30,222)     (13.4)
   Maintenance and services                        623,989     76.2          609,005       73.0           14,984        2.5
                                              -------------  -------     ------------   --------     ------------  ---------
Total net revenue                                  818,747    100.0          833,985      100.0          (15,238)      (1.8)
                                              -------------  -------     ------------   --------     ------------  ---------

Cost of revenue
   New software licenses                            17,070      2.1           21,711        2.6           (4,641)     (21.4)
   Maintenance and services                        296,742     36.2          318,508       38.2          (21,766)      (6.8)
                                              -------------  -------     ------------   --------     ------------  ---------
Total cost of revenue                              313,812     38.3          340,219       40.8          (26,407)      (7.8)
                                              -------------  -------     ------------   --------     ------------  ---------

Gross profit                                       504,935     61.7          493,766       59.2           11,169        2.3
                                              -------------  -------     ------------   --------     ------------  ---------

Operating expenses
    Sales and marketing                            292,512     35.7          255,108       30.6           37,404       14.7
    Product development                            139,454     17.0          129,528       15.5            9,926        7.7
    General and administrative                      86,663     10.6           90,946       10.9           (4,283)      (4.7)
    Restructuring                                   35,025      4.3           19,100        2.3           15,925       83.4
    Purchased in process R&D                             -        -            3,000        0.4           (3,000)    (100.0)
                                              -------------  -------     ------------   --------     ------------  ---------
Total operating expenses                           553,654     67.6          497,682       59.7           55,972       11.2
                                              -------------  -------     ------------   --------     ------------  ---------


Income from operations                             (48,719)    (6.0)          (3,916)      (0.5)         (44,803)  (1,144.1)

Other income (expense), net                        (22,381)    (2.7)            (698)      (0.1)         (21,683)  (3,106.4)
                                              -------------  -------     ------------   --------     ------------  ---------

Income (loss) before taxes                         (71,100)    (8.7)          (4,614)      (0.6)         (66,486)  (1,441.0)

Income tax expense (benefit)                       (18,200)    (2.2)           6,835        0.8          (25,035)    (366.3)
                                              -------------  -------     ------------   --------     ------------  ---------

Income (loss) before accounting change             (52,900)    (6.5)         (11,449)      (1.4)         (41,451)    (362.0)

Cumulative effect of accounting change,
  net of tax                                             -        -         (143,702)     (17.2)         143,702     (100.0)
                                              -------------  -------     ------------   --------     ------------  ---------

NET INCOME (LOSS)                                $ (52,900)    (6.5)      $ (155,151)     (18.6)        $102,251       65.9
                                              =============  =======     ============   ========     ============  =========

Net income (loss) per share:
    Basic
    Before cumulative effect of accounting change  $ (0.14)                  $ (0.03)                    $ (0.11)    (354.2)
    Cumulative effect of accounting change               -                     (0.40)                       0.40      100.0
                                              -------------              ------------                ------------  ---------
                                                   $ (0.14)                  $ (0.43)                     $ 0.28       66.5
                                              =============              ============                ============  =========
    Diluted
    Before cumulative effect of accounting change  $ (0.14)                  $ (0.03)                    $ (0.11)    (354.2)
    Cumulative effect of accounting change               -                     (0.40)                       0.40      100.0
                                              -------------              ------------                ------------  ---------
                                                   $ (0.14)                  $ (0.43)                     $ 0.28       66.5
                                              =============              ============                ============  =========

Weighted average shares:
    Basic                                          369,435                   363,131
    Diluted                                        369,435                   363,131



Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                          NOVELL, INC.
                                Consolidated Unaudited Condensed Statements of Operations
                                                     Trailing Four Quarters
                                             (in thousands, except per share data)
                                                                                                              Last Four
                                Q4 2002      %      Q1 2003      %     Q2 2003      %      Q3 2003      %     Quarters      %
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------
Net revenue
   New software licenses         $ 94,301    31.4   $ 61,038     23.5   $ 64,465    23.4    $ 69,255    24.5  $ 289,059     25.8
   Maintenance and services       206,034    68.6    198,933     76.5    211,502    76.6     213,554    75.5    830,023     74.2
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------
Total net revenue                 300,335   100.0    259,971    100.0    275,967   100.0     282,809   100.0  1,119,082    100.0
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------

Cost of revenue
   New software licenses            9,464     3.2      5,222      2.0      5,962     2.2       5,886     2.1     26,534      2.4
   Maintenance and services        99,735    33.2     92,342     35.5    102,809    37.3     101,591    35.9    396,477     35.4
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------
Total cost of revenue             109,199    36.4     97,564     37.5    108,771    39.4     107,477    38.0    423,011     37.8
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------

Gross profit                      191,136    63.6    162,407     62.5    167,196    60.6     175,332    62.0    696,071     62.2
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------

Operating expenses
    Sales and marketing            94,552    31.5     98,305     37.8    101,737    36.9      92,470    32.7    387,064     34.6
    Product development            48,801    16.2     42,922     16.5     48,354    17.5      48,178    17.0    188,255     16.8
    General and administrative     31,642    10.5     27,345     10.5     30,939    11.2      28,379    10.0    118,305     10.6
    Restructuring                       -       -          -        -      8,675     3.1      26,350     9.3     35,025      3.1
    Impairments                    80,350    26.8          -        -          -       -           -       -     80,350      7.2
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------
Total operating expenses          255,345    85.0    168,572     64.8    189,705    68.7     195,377    69.1    808,999     72.3
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------

Income (loss) from operations     (64,209)  (21.4)    (6,165)    (2.4)   (22,509)   (8.2)    (20,045)   (7.1)  (112,928)   (10.1)

Other income (expense)
    Investment income             (23,595)   (7.9)    (7,140)    (2.7)   (10,459)   (3.8)     (5,016)   (1.8)   (46,210)    (4.1)
    Other, net                        193     0.1        951      0.4     (2,016)   (0.7)      1,299     0.5        427      0.0
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------
Other income (expense), net       (23,402)   (7.8)    (6,189)    (2.4)   (12,475)   (4.5)     (3,717)   (1.3)   (45,783)    (4.1)

Income (loss) before taxes        (87,611)  (29.2)   (12,354)    (4.8)   (34,984)  (12.7)    (23,762)   (8.4)  (158,711)   (14.2)

    Income tax expense (benefit)    4,061     1.4       (466)    (0.2)    (6,372)   (2.3)    (11,362)   (4.0)   (14,139)    (1.3)
                               ----------- ------- ---------- ------- ----------- ------- ----------- ------- ---------- --------

NET INCOME (LOSS)                $(91,672)  (30.5) $ (11,888)    (4.6)  $(28,612)  (10.4)   $(12,400)   (4.4) $(144,572)   (12.9)
                               =========== ======= ========== ======= =========== ======= =========== ======= ========== ========

Net income (loss) per share:

   Basic                          $ (0.25)           $ (0.03)            $ (0.08)            $ (0.03)           $ (0.39)
   Diluted                        $ (0.25)           $ (0.03)            $ (0.08)            $ (0.03)           $ (0.39)
                               ===========         ==========         ===========         ===========         ==========

Weighted average shares:
     Basic                        364,884            368,075             368,746             371,484            368,297
    Diluted                       364,884            368,075             368,746             371,484            368,297



Certain reclassifications, none of which affect net income, have been made to the prior period amounts in order to conform to the current year's presentation.

                                                       Novell, Inc.
                                Solution Category, Business Category & Geography Revenue
                                                      (In thousands)


                                                                                                         $            %
Revenue by Solution                             Q3 2003        %           Q3 2002        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------
IT Software and Solutions

   Identity Management & Secure Web Services     $ 26,318       9.3        $ 19,576        6.9         $ 6,742         34.4

   Cross Platform Services
     Management & Collaboration                    65,707      23.2          64,121       22.7           1,586          2.5
     Services Platforms & Storage                  78,669      27.8          89,086       31.6         (10,417)       (11.7)
                                              ------------   -------     -----------    -------     -----------    ---------
   Total Cross Platform Services                  144,376      51.0         153,207       54.3          (8,831)        (5.8)
                                              ------------   -------     -----------    -------     -----------    ---------

   Total Software Licenses & Maintenance          170,694      60.3         172,783       61.2          (2,089)        (1.2)

   Worldwide Services *                            75,576      26.8          77,949       27.6          (2,373)        (3.0)
                                              ------------   -------     -----------    -------     -----------    ---------

Total IT Software and Solutions                   246,270      87.1         250,732       88.8          (4,462)        (1.8)

Celerant Management Consulting                     36,539      12.9          31,541       11.2           4,998         15.8
                                              ------------   -------     -----------    -------     -----------    ---------

Total Net Revenue                                $282,809     100.0        $282,273      100.0           $ 536          0.2
                                              ============   =======     ===========    =======     ===========    =========

*  includes consulting, technical services, and training


                                                                                                         $            %
Revenue by Business Category                    Q3 2003        %           Q3 2002        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

   New Software Licenses                         $ 69,255      24.5        $ 82,894       29.4       $ (13,639)       (16.5)
   Maintenance and Services                       213,554      75.5         199,379       70.6          14,175          7.1
                                              ------------   -------     -----------    -------     -----------    ---------
Total Net Revenue                                $282,809     100.0        $282,273      100.0           $ 536          0.2
                                              ============   =======     ===========    =======     ===========    =========


                                                                                                         $            %
Revenue by Geography                            Q3 2003        %           Q3 2002        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

    U.S.                                         $129,261      45.7        $143,268       50.8       $ (14,007)        (9.8)
    Europe, Middle East & Africa                  113,495      40.1         102,278       36.2          11,217         11.0
    Asia Pacific                                   23,235       8.2          20,241        7.2           2,994         14.8
    Canada & Latin America                         16,818       6.0          16,486        5.8             332          2.0
                                              ------------   -------     -----------    -------     -----------    ---------
Total Net Revenue                                $282,809     100.0        $282,273      100.0           $ 536          0.2
                                              ============   =======     ===========    =======     ===========    =========

                                                       Novell, Inc.
                                 Solution Category, Business Category & Geography Revenue
                                                     (In thousands)


                                                                                                         $            %
Revenue by Solution                             Q3 2003        %           Q2 2003        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

IT Software and Solutions

   Identity Management & Secure Web Services     $ 26,318       9.3        $ 22,669        8.2         $ 3,649         16.1

   Cross Platform Services
     Management & Collaboration                    65,707      23.2          62,884       22.8           2,823          4.5
     Services Platforms & Storage                  78,669      27.8          79,130       28.6            (461)        (0.6)
                                              ------------   -------     -----------    -------     -----------    ---------
   Total Cross Platform Services                  144,376      51.0         142,014       51.4           2,362          1.7
                                              ------------   -------     -----------    -------     -----------    ---------

   Total Software Licenses & Maintenance          170,694      60.3         164,683       59.6           6,011          3.7

   Worldwide Services *                            75,576      26.8          74,401       27.0           1,175          1.6
                                              ------------   -------     -----------    -------     -----------    ---------

Total IT Software and Solutions                   246,270      87.1         239,084       86.6           7,186          3.0

Celerant Management Consulting                     36,539      12.9          36,883       13.4            (344)        (0.9)
                                              ------------   -------     -----------    -------     -----------    ---------

Total Net Revenue                                $282,809     100.0        $275,967      100.0         $ 6,842          2.5
                                              ============   =======     ===========    =======     ===========    =========

*  includes consulting, technical services, and training


                                                                                                         $            %
Revenue by Business Category                    Q3 2003        %           Q2 2003        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

   New Software Licenses                         $ 69,255      24.5        $ 64,465       23.4         $ 4,790          7.4
   Maintenance and Services                       213,554      75.5         211,502       76.6           2,052          1.0
                                              ------------   -------     -----------    -------     -----------    ---------
 Total Net Revenue                               $282,809     100.0        $275,967      100.0         $ 6,842          2.5
                                              ============   =======     ===========    =======     ===========    =========


                                                                                                         $            %
Revenue by Geography                            Q3 2003        %           Q2 2003        %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

    U.S.                                         $129,261      45.7        $125,844       45.6         $ 3,417          2.7
    Europe, Middle East & Africa                  113,495      40.1         112,318       40.7           1,177          1.0
    Asia Pacific                                   23,235       8.2          20,908        7.6           2,327         11.1
    Canada & Latin America                         16,818       6.0          16,897        6.1             (79)        (0.5)
                                              ------------   -------     -----------    -------     -----------    ---------
 Total Net Revenue                               $282,809     100.0        $275,967      100.0         $ 6,842          2.5
                                              ============   =======     ===========    =======     ===========    =========

                                                       Novell, Inc.
                              Solution Category, Business Category & Geography Revenue
                                                     (In thousands)


                                               Year-to-date               Year-to-date                   $            %
Revenue by Solution                               2003         %            2002          %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

IT Software and Solutions

   Identity Management & Secure Web Services     $ 72,132       8.8        $ 53,055        6.4        $ 19,077         36.0

   Cross Platform Services
     Management & Collaboration                   185,135      22.6         181,356       21.7           3,779          2.1
     Services Platforms & Storage                 237,107      29.0         268,908       32.3         (31,801)       (11.8)
                                              ------------   -------     -----------    -------     -----------    ---------
    Total Cross Platform Services                  422,242      51.6         450,264       54.0         (28,022)        (6.2)
                                              ------------   -------     -----------    -------     -----------    ---------

   Total Software Licenses & Maintenance          494,374      60.4         503,319       60.4          (8,945)        (1.8)

   Worldwide Services *                           222,405      27.2         237,943       28.5         (15,538)        (6.5)
                                              ------------   -------     -----------    -------     -----------    ---------

Total IT Software and Solutions                   716,779      87.6         741,262       88.9         (24,483)        (3.3)

Celerant Management Consulting                    101,968      12.4          92,723       11.1           9,245         10.0
                                              ------------   -------     -----------    -------     -----------    ---------

Total Net Revenue                                $818,747     100.0        $833,985      100.0       $ (15,238)        (1.8)
                                              ============   =======     ===========    =======     ===========    =========

*  includes consulting, technical services, and training


                                                   Year-to-date               Year-to-date               $            %
Revenue by Business Category                      2003         %            2002          %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

   New Software Licenses                         $194,758      23.8        $224,980       27.0       $ (30,222)       (13.4)
   Maintenance and Services                       623,989      76.2         609,005       73.0          14,984          2.5
                                              ------------   -------     -----------    -------     -----------    ---------
Total Net Revenue                                $818,747     100.0        $833,985      100.0       $ (15,238)        (1.8)
                                              ============   =======     ===========    =======     ===========    =========


                                                   Year-to-date               Year-to-date               $            %
Revenue by Geography                              2003         %            2002          %           Change        Change
                                              ------------   -------     -----------    -------     -----------    ---------

    U.S.                                         $378,835      46.3        $433,756       52.0       $ (54,921)       (12.7)
    Europe, Middle East & Africa                  329,158      40.2         292,000       35.0          37,158         12.7
    Asia Pacific                                   62,000       7.6          59,210        7.1           2,790          4.7
    Canada & Latin America                         48,754       5.9          48,819        5.9             (65)        (0.1)
                                              ------------   -------     -----------    -------     -----------    ---------
  Total Net Revenue                              $818,747     100.0        $833,785      100.0       $ (15,038)        (1.8)
                                              ============   =======     ===========    =======     ===========    =========

                                                            Novell, Inc.
                                     Solutions Category, Business Category & Geography Revenue
                                                       Trailing Four Quarters
                                                           (In thousands)


                                                                                                                  Last Four
Revenue by Solution                         Q3 2002     %     Q4 2002     %     Q1 2003    %      Q2 2003    %     Quarters     %
                                           ---------- ------ ---------- ------ --------- ------- --------- ------ ----------- ------

IT Software and Solutions

  Identity Management & Secure Web Services $ 19,576    6.9   $ 31,865   10.6   $ 23,145    8.9  $ 22,669     8.2   $ 97,255     8.7

  Cross Platform Services
     Management & Collaboration               64,121   22.7     66,003   22.0     56,544   21.7    62,884    22.8    249,552    22.3
     Services Platforms & Storage             89,086   31.6     91,935   30.6     79,308   30.5    79,130    28.6    339,459    30.3
                                           ---------- ------ ---------- ------ --------- ------- --------- ------ ----------- ------
  Total Cross Platform Services              153,207   54.3    157,938   52.6    135,852   52.2   142,014    51.4    589,011    52.7
                                           ---------- ------ ---------- ------ --------- ------- --------- ------ ----------- ------

  Total Software Licenses & Maintenance      172,783   61.2    189,803   63.2    158,997   61.1   164,683    59.6    686,266    61.4

  Worldwide Services *                        77,949   27.6     78,023   26.0     72,428   27.9    74,401    27.0    302,801    27.1
                                           ---------- ------ ---------- ------ --------- ------- --------- ------ ----------- ------

Total IT Software and Solutions              250,732   88.8    267,826   89.2    231,425   89.0   239,084    86.6    989,067    88.4

Celerant Management Consulting                31,541   11.2     32,509   10.8     28,546   11.0    36,883    13.4    129,479    11.6
                                           ---------- ------ ---------- ------ --------- ------- --------- ------ ----------- ------

Total Net Revenue                          $ 282,273  100.0  $ 300,335  100.0  $ 259,971  100.0  $ 275,967  100.0 $ 1,118,546  100.0
                                           ========== ====== ========== ====== ========= ======= ========= ====== =========== ======

*  includes consulting, technical services, and training


                                                                                                                  Last Four
Revenue by Business Category                Q3 2002     %     Q4 2002     %     Q1 2003    %      Q2 2003    %     Quarters     %
                                           ---------- ------ ---------- ------ --------- ------- --------- ------ ----------- ------

   New Software Licenses                    $ 82,894   29.4   $ 94,301   31.4   $ 61,038   23.5  $ 64,465    23.4  $ 302,698    27.1
   Maintenance and Services                  199,379   70.6    206,034   68.6    198,933   76.5   211,502    76.6    815,848    72.9
                                           ---------- ------ ---------- ------ --------- ------- --------- ------ ----------- ------
Total Net Revenue                          $ 282,273  100.0  $ 300,335  100.0  $ 259,971  100.0  $ 275,967  100.0 $ 1,118,546  100.0
                                           ========== ====== ========== ====== ========= ======= ========= ====== =========== ======


                                                                                                                  Last Four
Revenue by Geography                        Q3 2002     %     Q4 2002     %     Q1 2003    %      Q2 2003    %     Quarters     %
                                           ---------- ------ ---------- ------ --------- ------- --------- ------ ----------- ------

    U.S.                                   $ 143,268   50.8  $ 148,817   49.6  $ 123,729   47.6  $ 125,844   45.6  $ 541,658    48.4
    Europe, Middle East & Africa             102,278   36.2    110,863   36.9    103,345   39.7   112,318    40.7    428,804    38.3
    Asia Pacific                              20,241    7.2     22,629    7.5     17,857    6.9    20,908     7.6     81,635     7.3
    Canada & Latin America                    16,486    5.8     18,026    6.0     15,040    5.8    16,897     6.1     66,449     5.9
                                           ---------- ------ ---------- ------ ----------------- --------- ------------------ ------
Total Net Revenue                          $ 282,273  100.0  $ 300,335  100.0  $ 259,971  100.0  $ 275,967  100.0 $ 1,118,546  100.0
                                           ========== ====== ========== ====== ================= ========= ================== ======